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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Sub Sea International Inc.

     As independent public accountants, we hereby consent to the use of our reports included herein or made a part of this registration statement of Dresser Industries, Inc. on Form S-4 and to the reference to our firm under the heading "Experts" in the registration statement.

                                            ARTHUR ANDERSEN & CO.

New Orleans, Louisiana
June 9, 1994